UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2009

Eastern Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-32899	20-2653793
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Race Avenue, Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (717) 396-7095

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 5, 2009, Eastern Insurance Holdings, Inc. (“EIHI”) issued a press release containing financial information regarding its results of operations and financial condition for the three and nine months ended September 30, 2009.

A copy of the press release is furnished as part of this Form 8-K and is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

EIHI announced in its press release furnished as part of this Form 8-K as Exhibit 99.1 that it will hold a conference call with investors beginning at 10:00 a.m. Eastern Time on Friday, November 6, 2009 to review EIHI’s 2009 third quarter results. The conference call will be available via a live webcast accessed through the Investor Relations section of its website, www.easterninsuranceholdings.com. The dial-in numbers for the conference call are as follows:

Live Call

800-860-2442 (Domestic)

412-858-4600 (International)

A replay of the conference call will be available through November 16, 2009, at 877-344-7529 (domestic) and 412-317-0088 (international). The replay conference number for the conference call is 435122. An online archive of the webcast will be available on the Investor Relations section of its website, www.easterninsuranceholdings.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Eastern Insurance Holdings, Inc., dated November 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN INSURANCE HOLDINGS, INC.

Dated: November 5, 2009	By:	/S/ KEVIN M. SHOOK
Kevin M. Shook
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Eastern Insurance Holdings, Inc., dated November 5, 2009